Exhibit 99.1

RPX Announces Second Quarter 2012 Financial Results

SAN FRANCISCO – July 31, 2012 – RPX Corporation (NASDAQ: RPXC), a leading provider of patent risk management solutions, today announced its financial results for the second quarter ended June 30, 2012.

Financial Highlights

•	Revenue for the second quarter of fiscal 2012 totaled $55.2 million, up 42% from the prior year period

•	GAAP net income for the second quarter of fiscal 2012 was $13.2 million or $0.25 per pro forma diluted share[1]

•	Non-GAAP net income for the second quarter of fiscal 2012 was $15.4 million or $0.29 per pro forma diluted share[1]

“RPX made solid progress in the second quarter, expanding our client network to 120, and reducing risk for our existing client base, evidenced by strong renewal metrics,” said John Amster, CEO of RPX Corporation. “We were also pleased with the progress on our new products and services that we hope will expand our ability to clear patent risk from the market.”

Summary Results

Revenue for the second quarter increased 42% to $55.2 million, compared to $38.9 million in the second quarter of 2011.

Net acquisition spend during the quarter totaled $53.5 million, and included eight new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $13.2 million or $0.25 per diluted share, compared to $7.7 million or $0.15 per diluted share in the second quarter of 2011. Net income was $0.25 per pro forma diluted share[1] in the second quarter, compared to $0.16 per pro forma diluted share[1] in the second quarter of 2011.

Non-GAAP net income for the quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $15.4 million or $0.29 per pro forma diluted share[1], compared to $8.8 million or $0.18 per pro forma diluted share[1] in the second quarter of 2011.

As of June 30, 2012, RPX had cash, cash equivalents and short-term investments of $219.9 million.

RPX Announces Second Quarter 2012 Financial Results	Page | 2

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding "Forward-Looking Statements" at the end of this news release.  The Company provided the following business outlook for the third quarter and full year 2012:

	Third Quarter 2012	Full Year 2012
Revenue	$46.7 – $47.1 Million	$193 – $203 Million
Non-GAAP Cost of Revenue as a Percentage of Revenue	–	40% – 43%
Non-GAAP SG&A	–	$45 – $49 Million
Non-GAAP Net Income	$8.0 - $8.5 Million	$42 – $48 Million
Non-GAAP Effective Tax Rate	36%	36%
Diluted Shares Outstanding (Pro Forma Weighted Average)	53.0 Million	53.5 Million
Net Acquisition Spend	–	$110 - $120 Million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption "Use of Non-GAAP Financial Information" below.
___________________________________________________
[1]Pro forma diluted share computed to give effect to the shares of restricted stock outstanding as of the original date of issuance and the conversion of the Company's redeemable convertible preferred stock into common stock using the as-if converted method as though the conversion had occurred as of January 1, 2011 or the original issuance, if later.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on July 31, 2012.  Parties in the United States and Canada can access the call by dialing 1-877-941-4774, using conference code 4550496.  International parties can access the call by dialing 1-480-629-9760, using conference code 4550496.

RPX will offer a live webcast of the conference call which can be accessed from the "Investor Relations" section of the Company's website at www.rpxcorp.com.  The webcast will be archived there for a period of 30 days. An audio replay of the conference call will also be available two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4550496. International parties should call 1-303-590-3030 and enter conference code 4550496.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is a leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

RPX Announces Second Quarter 2012 Financial Results	Page | 3

Use of Non-GAAP Financial Information

This news release dated July 31, 2012 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP cost of revenues, non-GAAP selling, general and administrative expense, non-GAAP net income, and non-GAAP earnings per share.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future.  Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes) and the amortization of acquired intangible assets.  Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies.  The adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results, trends and performance.  The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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RPX Announces Second Quarter 2012 Financial Results	Page | 4

Contacts:

Investor Relations	Media Relations
Cynthia Hiponia	Kaustuva Das
The Blueshirt Group	RPX Corporation
+1-415-418-2563	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Announces Second Quarter 2012 Financial Results	Page | 5

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenue	$55,238	$38,850	$99,087	$73,240
Cost of revenue	20,511	14,528	38,528	28,193
Selling, general and administrative expenses	13,533	11,286	26,756	19,396
(Gain) on sale of patent assets, net	-	-	(177)	-
Operating income	21,194	13,036	33,980	25,651
Interest income	72	42	123	68
Interest and other expense, net	(25)	(235)	(96)	(634)
Income before provision for income taxes	21,241	12,843	34,007	25,085
Provision for income taxes	8,053	5,177	12,738	10,724
Net income	$13,188	$7,666	$21,269	$14,361
Net income available to common stockholders:
Basic	$12,976	$4,714	$20,782	$5,607
Diluted	$12,985	$4,924	$20,806	$6,091
Net income per common share:
Basic	$0.26	$0.16	$0.43	$0.31
Diluted	$0.25	$0.15	$0.40	$0.29
Weighted-average shares used in computing net income per common share:
Basic	49,454	28,941	48,881	18,141
Diluted	51,787	33,131	51,517	21,187

RPX Announces Second Quarter 2012 Financial Results	Page | 6

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$68,059	$106,749
Short-term investments	151,817	126,976
Restricted cash	-	500
Accounts receivable	13,543	16,160
Prepaid expenses and other current assets	8,522	12,124
Deferred tax assets	4,604	5,192
Total current assets	246,545	267,701
Patent assets, net	192,445	163,352
Property and equipment, net	3,437	2,317
Intangible assets, net	4,091	1,837
Goodwill	16,460	1,675
Restricted cash, less current portion	-	147
Deferred tax assets, less current portion	8,672	300
Other assets	3,002	665
Total assets	$474,652	$437,994

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$595	$821
Accrued liabilities	4,624	7,762
Deferred revenue	98,259	96,513
Deferred payment obligations	1,099	5,056
Other current liabilities	6,033	2,182
Total current liabilities	110,610	112,334
Deferred revenue, less current portion	7,721	11,762
Deferred tax liabilities	22,837	14,695
Other liabilities	38	119
Total liabilities	141,206	138,910

Common stock	5	5
Additional paid-in capital	272,413	259,315
Retained earnings	61,056	39,787
Accumulated other comprehensive loss	(28)	(23)
Total stockholders' equity	333,446	299,084
Total liabilities and stockholders' equity	$474,652	$437,994

RPX Announces Second Quarter 2012 Financial Results	Page | 7

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities
Net income	$21,269	$14,361
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,938	28,176
Stock-based compensation	5,012	2,936
Excess tax benefit from stock-based compensation	(5,423)	(203)
Imputed interest on deferred payment obligations	93	436
Gain on sale of patent assets	(177)	-
Amortization of premium on investments	2,473	195
Deferred taxes	588	25
Other	(11)	(4)
Changes in assets and liabilities:
Accounts receivable	2,617	6,360
Prepaid expenses and other assets	3,745	666
Accounts payable	(226)	330
Accrued and other liabilities	(3,987)	(3,205)
Deferred revenue	(2,349)	5,014
Net cash provided by operating activities	62,562	55,087

Cash flows from investing activities
Purchases of investments classified as available-for-sale	(127,932)	(40,100)
Maturities and sale of investments classified as available-for-sale	105,887	970
Business acquisition	(45,765)	(3,000)
Decrease in restricted cash	647	-
Purchases of intangible assets	(52)	(95)
Purchases of property and equipment	(1,400)	(706)
Acquisitions of patent assets	(36,730)	(43,151)
Proceeds from sale of patent assets	200	80
Net cash used in investing activities	(105,145)	(86,002)

Cash flows from financing activities
Repayments of principal on deferred payment obligations	(4,050)	(16,404)
Proceeds from issuance of common stock in initial public offering, net of issuance costs	-	157,828
Proceeds from exercise of stock options and other common stock issuances	2,520	2,025
Excess tax benefit from stock-based compensation	5,423	203
Net cash provided by financing activities	3,893	143,652
Net increase (decrease) in cash and cash equivalents	(38,690)	112,737
Cash and cash equivalents at beginning of period	106,749	46,656
Cash and cash equivalents at end of period	$68,059	$159,393

RPX Announces Second Quarter 2012 Financial Results	Page | 8

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income	$13,188	$7,666	$21,269	$14,361

Pro forma net income per share:
Basic	$0.26	$0.18	$0.43	$0.35
Diluted	$0.25	$0.16	$0.40	$0.33

Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	49,454	28,941	48,881	18,141
Less: Conversion of redeemable convertible preferred shares	-	(14,989)	-	(7,536)
Add: Assumed conversion of redeemable convertible preferred shares	-	26,230	-	26,230
Add: Restricted stock	809	3,505	1,146	3,741
Shares used in computing pro forma basic net income per share	50,263	43,687	50,027	40,576

Diluted:
Diluted weighted-average common shares	51,787	33,131	51,517	21,187
Less: Conversion of redeemable convertible preferred shares	-	(14,989)	-	(7,536)
Add: Assumed conversion of redeemable convertible preferred shares	-	26,230	-	26,230
Add: Restricted stock	809	3,505	1,146	3,741
Shares used in computing pro forma diluted net income per share	52,596	47,877	52,663	43,622

RPX Announces Second Quarter 2012 Financial Results	Page | 9

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income	$13,188	$7,666	$21,269	$14,361
Stock-based compensation[1]	2,608	1,888	5,281	2,936
Amortization of acquired intangible assets[2]	321	-	471	-
Income tax adjustments[3]	(747)	(714)	(1,635)	(482)
Non-GAAP net income	$15,370	$8,840	$25,386	$16,815

Pro forma non-GAAP net income per share:
Basic	$0.31	$0.20	$0.51	$0.41
Diluted	$0.29	$0.18	$0.48	$0.39

Pro forma weighted-average shares:
Basic	50,263	43,687	50,027	40,576
Diluted	52,596	47,877	52,663	43,622

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cost of revenue	$20,511	$14,528	$38,528	$28,193
Amortization of acquired intangible assets[2]	(56)	-	(112)	-
Non-GAAP cost of revenue	$20,455	$14,528	$38,416	$28,193

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Selling, general and administrative expenses	$13,533	$11,286	$26,756	$19,396
Stock-based compensation[1]	(2,608)	(1,888)	(5,281)	(2,936)
Amortization of acquired intangible assets[2]	(265)	-	(359)	-
Non-GAAP selling, general and administrative expenses	$10,660	$9,398	$21,116	$16,460

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

RPX Announces Second Quarter 2012 Financial Results	Page | 10

RPX Corporation
Additional Metrics
($ in thousands)
(unaudited)

	As of and for the Three Months Ended June 30,
Operating Metrics	2012	2011
Number of clients	120	96
Net additions	4	15
Trailing four quarters	24	45

Gross acquisition spend	$107,684	$21,722
Trailing four quarters	$183,709	$84,314

Net acquisition spend	$53,454	$21,722
Trailing four quarters	$124,854	$72,936

Full time equivalent headcount	126	81

Financial Metrics
Subscription revenue	$45,813	$35,550
Other revenue	9,425	3,300
Revenue	$55,238	$38,850

Cash, cash equivalents and short-term investments	$219,876	$198,697
Deferred revenue, current and noncurrent	$105,980	$87,574